UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2015

PMFG, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-34156	51-0661574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14651 North Dallas Parkway, Suite 500
Dallas, Texas		75254
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 214-357-6181

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 19, 2015, Robert M. Bridges (“Bridges”), individually and on behalf of similarly situated shareholders of PMFG, Inc. (“PMFG”) and derivatively on behalf of PMFG, commenced an action in the District Court of Dallas County, Texas (the “Texas Action”). CECO Environmental Corp. (“CECO”), Top Gear Acquisition, Inc. (a wholly-owned subsidiary of CECO), Top Gear Acquisition II LLC (a wholly-owned subsidiary of CECO) and each of the members of the board of directors of PMFG were named as defendants in the Texas Action. On July 10, 2015, Bridges filed an amended petition in connection with the Texas Action. A copy of the amended petition in the Texas Action is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Amended Petition, dated July 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2015	PMFG, INC.

	By:	/s/ Ronald L. McCrummen
Ronald L. McCrummen
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Amended Petition, dated July 10, 2015.